Exhibit 10.4

INDUSTRIAL PROPERTY REIT INC.

EQUITY INCENTIVE PLAN

INDUSTRIAL PROPERTY REIT INC., a Maryland corporation (the “Company”), adopted this Equity Incentive Plan effective                     , 2013, for the benefit of the eligible non-employee directors, officers, other employees, advisors and consultants providing services to the Company.

The purpose of the Plan is to enable the Company and the Administrator and Manager to obtain and retain the services of eligible individuals who are important to the long range success of the Company, by offering such individuals an opportunity to participate in the Company’s growth through the ownership of stock in the Company.

ARTICLE I

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

“Administrator” shall mean the Board or, if the Board so delegates its authority, the Compensation Committee.

“Advisor” shall mean Industrial Property Advisors LLC, a Delaware limited liability company.

“Affiliate” or “Affiliated” means, as to any individual, corporation, partnership, trust, limited liability company or other legal entity (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by or under common control with another person or entity; (ii) any person or entity directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, general partner or trustee of such person or entity; (iv) any person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other person; and (v) if such other person or entity is an officer, director, general partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

“Award” shall mean any grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Share-Based Awards under the Plan.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean:

(a) Participant’s breach of any provision of this Plan or Participant’s material breach of any other written agreement between Participant and the Company or any Plan Related Party which results in termination of such Participant’s employment with the Company or any Plan Related Party, including, without limitation, the confidentiality, non-solicitation, certification requirements, clawback and non-compete (if applicable) provisions thereof;

(b) Participant’s failure to adhere to any written policy of the Company or any Plan Related Party if Participant has been given a reasonable opportunity to comply with such policy or cure his or her failure to comply;

(c) the appropriation (or attempted appropriation) of a material business opportunity of the Company or any Plan Related Party, including attempting to secure or securing any personal profit or benefit in connection with any transaction entered into on behalf of the Company or any Plan Related Party;

(d) the misappropriation (or attempted misappropriation) of any of funds or property of the Company or any Plan Related Party;

(e) the conviction of, the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment; or

(f) The involuntary revocation of a license necessary for the job which Participant is performing for the Company or a Plan Related Party at the time of revocation.

“Change in Control” shall mean any of the following transactions:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities (a “Controlling Interest”), excluding (i) any acquisition by any Person that on the Effective Date is the Beneficial Owner of a Controlling Interest; (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, or (iii) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

(b) a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least two-thirds (2/3) of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred (i) solely as the result of a Public Offering or (ii) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share, issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

“Compensation Committee” shall mean the compensation committee of the Board, which shall at all times consist of two or more persons who are (i) “non-employee directors” within the meaning of Rule 16b(3), (ii) Independent Directors and (iii) “outside directors” within the meaning of Section 162(m) of the Code.

“Director Restricted Stock” shall mean an Award of Shares granted pursuant to Article VII.

“Dividend Equivalent” shall mean a right to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

“Eligible Individual” shall mean any director, officer or other employee of the Company, or any consultant or advisor of the Company who is a natural person providing bona fide services to the Company and those services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s stock. Such natural person may be an employee of the Advisor or Manager as long as he or she is performing bona fide advisory or consulting services to the Company.

“Employer” shall mean either the Company, the Advisor or the Manager as the context may require.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any date shall mean the Closing Price (as defined below) per Share on such date if such date is a Trading Day or, if such date is not a Trading Day, the Trading Day immediately prior to such date. The “Closing Price” on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“NASDAQ”) or, if NASDAQ is no longer in use, the principal automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market-maker authorized to make a market in the Shares selected by the Board or, if there is no professional market maker making a market in the Shares, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the fair market value of a Share as determined by the Board, in its absolute discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same day or next day settlement.

“Incentive Stock Option” shall mean an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is not, and within the last two years has not been, directly or indirectly, associated with the Advisor or the Manager or any of their Affiliates by virtue of (i) ownership of an interest in the Advisor or the Manager or any of their Affiliates, (ii) employment by the Advisor or the Manager or any of their Affiliates, (iii) service as an officer or director of the Advisor or the Manager or any of their Affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts advised by the Advisor or its Affiliates, or (vi) maintenance of a material business or professional relationship with the Advisor or the Manager or any of their Affiliates. An indirect relationship shall include circumstances in which a director’s spouse, parents, children, siblings, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisors or the Manager or any of their Affiliates. A business or a professional relationship is considered material if gross income derived by the director from the Advisor or the Manager or Affiliates thereof exceeds five percent (5%) of either the director’s annual gross income during either of the last two years or the director’s net worth determined on a fair market value basis.

“Liquidity Event” shall have the meaning ascribed to such term in the Company’s prospectus contained in the Form S-11 Registration Statement (file no. 333-184126), filed with the Securities and Exchange Commission on September 27, 2012, as amended through the date of this Plan.

“Manager” shall mean Dividend Capital Property Management LLC, a Colorado limited liability company.

“Non-Employee Director” shall have the meaning ascribed to such term in Section 7.1.

“Non-Qualified Stock Option” shall mean an Option which is not intended to be an Incentive Stock Option.

“Option” shall mean a stock option granted under Article IV or V.

“Other Share-Based Award” shall mean an Award granted under Article IX.

“Participant” shall mean an Eligible Individual who is granted an Award.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

“Plan” shall mean this Equity Incentive Plan of Industrial Property REIT Inc., as it may be amended from time to time.

“Plan Related Party” shall mean any entity or entities which are controlled by or majority-owned by, directly or indirectly, any of John A. Blumberg, James R. Mulvihill, and/or Evan H. Zucker (individually, a “Founder”, and, collectively, the “Founders”), or by any partnership, trust or other entity which a Founder controls or majority owns, and specifically shall include (whether within the foregoing definition or not), without limitation, the Company, Industrial Property Advisors Group LLC (“IPAG”), Industrial Property Advisors LLC (“IPA”), Dividend Capital Securities Group LLLP (“DCSG”), BCC-BD Expense Company LLC (“BCC”) and any entity or entities presently in existence or to be formed in the future which are controlled by, under common control with, or controlling IPAG, IPA, DCSG, BCC or the Company. BCC and DCSG and their subsidiaries shall be deemed a “Plan Related Party” though not controlled by the Founders. Notwithstanding the foregoing, entities owned or controlled by a single Founder for purposes of estate or family planning, or unrelated to the platforms commonly known as Dividend Capital Group or Black Creek Group, shall not be “Plan Related Parties” for purposes of this Plan.

“Related Corporation” shall mean a parent or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code.

“Restricted Stock” shall mean an Award of Shares granted under Article VI.

“Restricted Stock Unit” shall mean an Award of a Unit granted under Article VIII.

“Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of Common Stock issuable upon the grant, vesting and/or exercise of Awards under the Plan.

“Stock Appreciation Right” or “SAR” shall mean an Award granted under Article V.

“Termination of Service” shall mean the time when the service provider/service recipient relationship between a Participant and the Employer is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) termination where there is a simultaneous reemployment or continuing employment of a Participant by another Employer or, in the absolute discretion of the Administrator, an Affiliate of another Employer, (ii) at the absolute discretion of the Administrator, terminations which result in a temporary severance of the service provider/service recipient relationship, and (iii) at the absolute discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship with the Participant by an Employer. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a Termination of Service resulted from a discharge for Cause, and all questions or whether a particular leave of absence constitutes a Termination of Service.

“Unit” shall mean a unit, the value of which shall always be equal to the value of one Share.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1 Shares Subject to Plan. The aggregate number of Shares which may be issued upon grant, vesting or exercise of Awards under the Plan shall not exceed five million (5,000,000), subject to adjustment as provided herein; provided, however, that in no event may the aggregate number of Shares which may be issued upon grant, vesting or exercise of Awards under the plan exceed ten percent (10%) of the Company’s outstanding Shares on a fully diluted basis. The Shares issuable under the Plan may be either previously authorized but unissued shares or treasury shares.

2.2 Individual Limitations.

(a) No more than two hundred thousand (200,000) Shares may be made subject to Options or SARs to a single individual in a single calendar year, subject to adjustment as provided herein, and no more than two hundred thousand (200,000) Shares may be made subject to stock-based awards other than Options or SARs (including Restricted Stock and Restricted Stock Units or Other Stock-Based Awards) to a single individual in a single calendar year, in either case, subject to adjustment as provided herein. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code.

(b) The maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of Incentive Stock Options shall be five million (5,000,000) Shares, subject to adjustment as provided herein. Incentive Stock Options only may be granted to employees of the Company or any Related Corporation. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account Incentive Stock Options granted under this Plan and any other plan of the Company or any Related Corporation, the Options covering such additional Shares becoming exercisable in that year shall cease to be Incentive Stock Options and thereafter be Non-Qualified Stock Options. For this purpose, the Fair Market Value of Shares subject to Options shall be determined as of the date the Options were granted. In reducing the number of Options treated as Incentive Stock Options to meet this $100,000 limit, the most recently granted Options shall be reduced first.

2.3 Expired Awards and Other Rights. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of shares to the Participant, or if Shares are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Awards under the Plan.

2.4 Adjustments to Shares, Awards. In the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares the Administrator shall make such equitable changes or adjustments as it deems necessary or appropriate to prevent dilution or enlargement of Participants under the Plan to any or all of (i) the number and kind of Shares or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of Shares or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code; and (iv) the performance goals applicable to outstanding Awards.

ARTICLE III

GRANTING OF AWARDS

3.1 Eligibility. Any Eligible Individual selected by the Administrator pursuant to Section 3.2(a)(i) shall be eligible to receive an Award.

3.2 Granting of Awards.

(a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) determine which Eligible Individuals should be granted Awards;

(ii) determine the number of Shares to be subject to such Awards; and

(iii) determine the terms and conditions of such Awards, consistent with the Plan.

(b) Upon the selection of a Participant to be granted an Award, the Administrator shall instruct the Secretary of the Company to issue the Award and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Notwithstanding Section 3.2(a) and (b), no Award shall be granted to any Participant to the extent that the grant of such Award could, at the time of grant or afterwards, impair the Company’s status as a real estate investment trust within the meaning of the Code or result in a violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation, as amended.

ARTICLE IV

STOCK OPTIONS

4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

4.2 Exercise Price. The exercise price per Share of the Shares subject to each Option shall be set by the Administrator; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the date the Option is granted.

4.3 Option Term. The term of an Option shall be set by the Administrator in its absolute discretion; provided, however, that no Option shall be granted with a term greater than the later of (i) five years from the date of a Liquidity Event or (ii) ten years from the date the Option is granted; provided, further, that no Option shall have a term of more than ten years from the date the Option is granted. The Administrator may extend the term of any outstanding Option in connection with any Termination of Service of the Participant, or amend any other term or condition of such Option relating to such a termination.

4.4 Option Vesting.

(a) The period during which the right to exercise an Option in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Stock Option Agreement or otherwise, no Option shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. The vesting of an Option may be made subject to the attainment of one or more performance goals.

(b) No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any Stock Option Agreement or by action of the Administrator following the grant of the Option.

4.5 Partial Exercise. An Option may be exercised in whole or in part; however, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Stock Option Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

4.6 Manner of Exercise. All or a portion of an Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Stock Option Agreement) with a copy of such documents delivered concurrently to the Secretary of the Participant’s Employer:

(a) a written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) in the event that the Option shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the Option; and

(d) full satisfaction of the exercise price for the Shares with respect to which the Option, or portion thereof, is exercised; provided, that in the discretion of the Administrator and subject to the terms set forth in the applicable Award Agreement, the exercise price for Shares subject to an Option may be paid (i) in cash or cash equivalents, (ii) by an exchange of Shares previously owned by the Participant, (iii) through a “broker cashless exercise” procedure approved by the Administrator (to the extent permitted by law), (iv) by having Shares with an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or (v) a combination of the above, in any case in an amount having a combined value equal to such exercise price.

ARTICLE V

STOCK APPRECIATION RIGHTS

5.1 In General. An SAR may be granted as a stand-alone Award or in tandem with an Option. An SAR (i) granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter or (ii) granted in tandem with an Incentive Stock Option may only be granted at the time of grant of the related Incentive Stock Option. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may be made in cash, Shares, or other property as specified in the Award Agreement or determined by the Administrator.

5.2 SAR Agreement. Each SAR shall be evidenced by a written SAR Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

5.3 Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each Share subject thereto, upon exercise thereof, equal to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option).

5.4 Grant Price. The grant price per share of the Shares subject to each SAR shall be set by the Administrator; provided, however, that such grant price shall not be less than the Fair Market Value of a Share on the date the SAR is granted.

5.5 SAR Term. The term of an SAR shall be set by the Administrator in its absolute discretion; provided, however, that no SAR shall be granted with a term of more than the later of (i) five years from the date of a Liquidity Event, or (ii) ten years from the date the SAR is granted; provided, further, that no SAR shall have a term of more than ten years from the date the SAR is granted. The Administrator may extend the term of any outstanding SAR in connection with any Termination of Service of the Participant, or amend any other term or condition of such SAR relating to such a termination.

5.6 SAR Vesting.

(a) The period during which the right to exercise an SAR in whole or in part vests in the Participant shall be set by the Administrator and the Administrator may determine that an SAR may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the SAR Agreement or otherwise, no SAR shall be exercisable by any Participant who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the SAR is granted. The vesting of an SAR may be made subject to the attainment of one or more performance goals.

(b) No portion of an SAR which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in any SAR Agreement or by action of the Administrator following the grant of the SAR.

5.7 Partial Exercise. An SAR may be exercised in whole or in part; however, an SAR shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the SAR Agreement, a partial exercise be allowed only with respect to a minimum number of Shares.

5.8 Manner of Exercise. All or a portion of an SAR shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable SAR Agreement) with a copy of such documents delivered concurrently to the Secretary of the Company:

(a) a written notice complying with the applicable rules established by the Administrator stating that the SAR, or a portion thereof, is exercised, and such notice shall be signed by the Participant or other person then entitled to exercise the SAR or such portion of the SAR;

(b) such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations; provided, the Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

(c) in the event that the SAR shall be exercised by any person or persons other than the Participant, as determined pursuant to Section 12.2, appropriate proof of the right of such person or persons to exercise the SAR.

ARTICLE VI

RESTRICTED STOCK

6.1 Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals on the following terms and conditions:

6.2 Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by a written Restricted Stock Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

6.3 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Administrator may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator may determine. The Administrator may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of performance goals. Except to the extent restricted under the Award

Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

6.4 Forfeiture. Upon Termination of Service during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

6.5 Certificates for Stock. Certificates representing Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

6.6 Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Administrator, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

ARTICLE VII

DIRECTOR RESTRICTED STOCK

7.1 Eligibility. Only directors of the Company who at the time Director Restricted Stock is granted under this Article VII are “non-employee directors” within the meaning of Rule 16b-3 or any similar rule which may subsequently be in effect (“Non-Employee Directors”) shall be eligible to receive Director Restricted Stock under this Article VII.

7.2 Award of Restricted Stock.

(a) Each Non-Employee Director who satisfies the conditions set forth in Section 7.1 may be awarded Shares of Director Restricted Stock (subject to adjustment pursuant to Section 2.4) at the discretion of the Administrator. Effective on the date of each Annual Meeting of Stockholders of the Company (an “Annual Meeting”), commencing with the Company’s Annual Meeting in 2013, each Non-Employee Director then in office may be awarded, at the discretion of the Administrator, Shares of Director Restricted Stock (subject to adjustment pursuant to Section 2.4). The Director Restricted Stock shall fully vest if the Non-Employee Director completes the term or partial term for which he or she was elected and in which the Shares of Director Restricted Stock were awarded.

(b) Notwithstanding any other provision of the Plan, the number of Shares of Director Restricted Stock to be issued pursuant to this Article VII shall be reduced or eliminated to the extent that the issuance of such Shares of Director Restricted Stock would otherwise (i) enable the Independent Directors as a group to hold more than 10% of the outstanding Shares if such Shares of Director Restricted Stock were fully vested; (ii) result in the Company being “closely-held” within the meaning of Section 856(h) of the Code; (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the property of the Company (or of the property of one or more partnerships in which the Company is a partner), within the meaning of Section 856(d)(2)(B) of the Code; (iv) result in a violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation, as amended; or (v) cause, in the opinion of counsel to the Company, the Company to fail to qualify (or create, in the opinion of counsel to the Company, a risk that the Company would no longer qualify) as a real estate investment trust within the meaning of the Code.

(c) Except as provided otherwise in this Plan, the Director Restricted Stock shall be subject to the same terms and conditions as are applicable to the Restricted Stock.

ARTICLE VIII

RESTRICTED STOCK UNITS

8.1 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to Eligible Individuals, subject to the terms and conditions contained in the Plan and the applicable Award Agreement.

8.2 Restricted Stock Agreement. Each Restricted Stock Unit Award shall be evidenced by a written Restricted Stock Unit Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with the Plan.

8.3 Award and Restrictions. Delivery of Shares or cash, as determined by the Administrator, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Administrator. The Administrator may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of performance goals.

8.4 Forfeiture. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Stock Units relate, all Restricted Stock Units shall be forfeited; provided, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

8.5 Dividend Equivalents. Unless otherwise determined by the Administrator at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit shall be either (A) paid with respect to such Restricted Stock Unit at the dividend payment date in cash or in Shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Administrator shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant (subject to the requirements of Section 409A of the Code).

ARTICLE IX

OTHER AWARDS

9.1 Other Share-Based Awards. The Administrator shall have the authority to grant Awards to Eligible Individuals in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Each Other Share-Based Award shall be evidenced by a written Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine. Awards granted pursuant to this Article IX may be granted with value and payment contingent upon the attainment of one or more performance goals. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.

ARTICLE X

CONDITIONS TO ISSUANCE OF SHARES

10.1 Issuance. The Company shall not be required to issue or deliver any Shares purchased upon the grant, vesting and/or exercise of any Award, or portion thereof, prior to fulfillment of all of the following conditions:

(a) the registration of such Shares for listing on all stock exchanges on which the Shares are then listed;

(b) the completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings of regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) the lapse of such reasonable period of time following the grant, vesting and/or exercise of the Award as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) full satisfaction of the exercise or purchase price for such Shares, plus satisfaction of any Company applicable withholding tax obligations, in either case, in accordance with the terms of the Plan and the applicable Award Agreement.

ARTICLE XI

ADMINISTRATION

11.1 Administration. The Plan shall be administered by the Board or, if the Board so delegates its authority, by the Compensation Committee. If the Board administers the Plan, all references herein to the “Administrator” shall be references to the Board. If the Compensation Committee is appointed to administer the Plan, all references herein to the “Administrator” shall be references to the Compensation Committee. The Administrator shall have the authority in its absolute discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the Eligible Individuals to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to accelerate the vesting of any Award at any time; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the performance goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Board, the Compensation Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, grant or purchase price without first obtaining the approval of the Company’s stockholders.

In addition, an Award shall not be granted, become vested, be exercised or paid if, in the sole and absolute discretion of the Administrator, the grant, vesting, exercise or payment of such Award could result in any of the following:

(a) the Participant’s or any other person’s ownership of Shares being in violation of any of the stock ownership and transfer restrictions imposed under the Company’s Articles of Incorporation, as amended;

(b) the Shares shall be deemed not to be transferable within the meaning of Section 856 of the Code;

(c) income to the Company or any other result that could impair the Company’s status as a real estate investment trust within the meaning of the Code.

11.2 Duties and Powers of Administrator. The Administrator may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Administrator shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Administrator may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Administrator or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Administrator or such person may have under the Plan. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons, including but not limited to the Company, any Parent or Subsidiary of the Company or any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

11.3 Professional Assistance; Good Faith Actions. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Administrator, the Company and the Company’s officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company, stockholders and all other interested persons. No members of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members of the Administrator and shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.4 Delegation of Authority to Grant Awards. The Administrator may, but need not, delegate from time to time to a committee consisting of one or more of the Company’s officers authority to grant Awards under the Plan to Eligible Individuals; provided, however, that each such Eligible Individual must be an individual other than an “officer,” “director” or “beneficial owner of more than ten per cent of any class of any equity security” of the Company within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation of authority and may be rescinded at any time by the Administrator. At all times, any subcommittee appointed under this Section 11.4 shall serve in such capacity at the pleasure of the Administrator.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1 Rights as Stockholders. Except as determined by the Administrator and set forth in an Award Agreement, the holders of Awards shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any Shares subject to an Award unless and until such Shares have been issued by the Company to such holders.

12.2 Not Transferable. Awards granted under the Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or applicable laws of descent and distribution. No Award holder shall be liable for the debts, contracts or engagements of the Participant or his or her successors-in-interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

During the lifetime of the Participant, only he or she may exercise an Option or SAR (or any portion thereof) granted to him or her under the Plan. After the death of the Participant, any exercisable portion of the Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

12.3 No Right to Employment or Other Service Relationship. Nothing in the Plan or in any Award Agreement hereunder shall (i) confer upon any Participant any right to (a) continue in the employ of his or her Employer or to provide services to the Company, or (b) receive any severance pay from the Company or his or her Employer, or (ii) interfere with or restrict in any way the rights of the Company or his or her Employer, which are hereby expressly reserved, to terminate the services of any Participant at any time for any reason whatsoever, with or without Cause.

12.4 Term of Plan. Unless earlier terminated by the Board, the Plan shall automatically expire and terminate on the tenth anniversary of the date on which it was adopted by the Company. The expiration or other termination of the Plan shall have no adverse affect on any Awards that are outstanding on the date of such expiration or other termination.

12.5 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with applicable law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under such Award theretofore granted or awarded unless the Award Agreement itself otherwise expressly so provides, and no amendment shall be made that could jeopardize the status of the Company as a real estate investment trust under the Code. No Awards may be granted or awarded during any period of suspension or after termination of the Plan.

12.6 Change in Control and Other Corporate Events.

(a) Subject to Section 12.6(b), in the event of any Change in Control or other transaction or event described in Section 2.4 or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator is hereby authorized to any action with respect to Awards at such time and on such terms and conditions as the Administrator determines in its absolute direction to be desirable, which action(s) may include, without limitation:

(i) a determination that the Company shall pay to the holder of any Award, in consideration for the cancellation of such Award, an amount of cash equal to the amount that could have been attained upon the vesting or exercise of such Award had such Award been currently exercisable or payable or fully vested, as applicable, or the replacement of such Award with other rights or property selected by the Administrator;

(ii) a determination that Awards cannot vest, be exercised or become payable after such event;

(iii) a determination that all or some Awards shall become immediately vested and/or exercisable either prior to or as of such event, or that for a specified period of time prior to transaction or event, an Option or SAR shall be exercisable as to all Shares covered thereby;

(iv) a determination that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares or other property and prices which are the subject of such Award; or

(v) a determination to make adjustments to Awards consistent with Section 2.4.

(b) With respect to Awards, no adjustment or action described in this Section 12.6 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of Shares subject to any Option shall always be rounded to the next whole number.

12.7 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company’s stockholders following the Board’s initial adoption of the Plan. Awards may be granted prior to such stockholder approval, provided, that no Award shall become vested or exercisable prior to the time when the Plan is approved by the stockholders and, provided further, that, if such approval has not been obtained within 12 months following the date of adoption of the Plan, all Awards previously granted under the Plan shall thereupon be cancelled and shall automatically become null and void.

12.8 Tax Withholding. The Company shall be entitled to require of each Participant satisfaction of the Company’s withholding obligations under federal, state or local tax law with respect to the issuance, vesting, exercise or payment of any Award, and the Company may defer such issuance, vesting, exercise or payment unless indemnified to its satisfaction. The Administrator shall provide in the applicable Award Agreement the acceptable methods of satisfying such withholding obligations, which may include: (i) deducting such amounts from other compensation otherwise payable to the Participant; (ii) having Shares otherwise issuable hereunder withheld, the Fair Market Value of which is sufficient to satisfy the Participant’s minimum estimated tax obligations associated with the transaction; (iii) tendering back to the Company previously acquired Shares or (iv) a combination of the foregoing.

12.9 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards granted under the Plan, the Administrator shall have the right to provide, in the terms of an Award Agreement, or by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by an Participant upon the receipt or exercise of the Option, or upon the receipt or resale of any Shares underlying such Award, must be paid to the Company, and (ii) the Award shall terminate and any outstanding portion of such Award (whether or not vested) shall be forfeited, if (a) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Participant, at any time, or during a specified time period, engages in any activity in competition with his or her Employer or the Company, or which is inimical, contrary or harmful to the interests of his or her Employer or the Company, as may be further defined from time to time by the Administrator.

12.10 Limitations Applicable to Section 16. Notwithstanding any other provision of the Plan, the Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.11 Effect of Plan Upon Other Equity and Compensation Plans. The adoption of the Plan shall not affect any other equity- or cash-based compensation or incentive plans in effect for the Company from time to time. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, the Manager or the Advisor, or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.12 Section 83(b) Election Prohibited. No Participant may make an election under Section 83(b) of the Code with respect to any Award granted under the Plan without the Company’s consent.

12.13 Compliance with Laws. This Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares, and the payment of money or other consideration allowable under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Board, the Compensation Committee or the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Board, the Compensation Committee or the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.14 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.15 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Colorado without regard to conflicts of laws provisions thereof.

12.16 Code Section 409A.

(a) The Award Agreement for any Award that the Administrator reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Administrator, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Administrator determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(b) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i) Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(ii) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(iv) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(c) Notwithstanding the foregoing, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.